LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS


	Know all by these present, that the
undersigned hereby constitutes and appoints each of Gregg D. Adzema, Pamela F. Roper, Jeffrey D. Symes and M. Colin Connolly, or any of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)	take any actions as may be necessary
or appropriate to enable the
undersigned to submit and file forms,
schedules and other documents with
the U.S. Securities and Exchange
Commission (the "SEC"), including to
prepare, execute in the undersigned's
name and on the undersigned's behalf
and submit a Form ID, including
amendments thereto, or any other
documents, and to prepare for,
coordinate and enroll the undersigned
in EDGAR Next or any successor
filing system and, as applicable, make
arrangements with third-party filing
agents or similar parties and ensure
that all relevant parties have been
assigned an appropriate EDGAR Next
role, to enable the undersigned to
make filings and submissions with the
SEC;

(2)	execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of Cousins Properties Incorporated or
Cousins Properties, LP (singularly and
collectively, the "Company"), Forms
3, 4, and 5 in accordance with Section
16(a) of the Securities Exchange Act
of 1934, as amended (the "Exchange
Act"), and the rules thereunder and
any Notice of Proposed Sale of
Securities on Form 144 (and any
amendments thereto) in accordance
with Rule 144 under the Securities Act
of 1933, as amended (the "Securities
Act");

(3)	do and perform any and all acts for
and on behalf of the undersigned
which may be necessary or desirable
to complete and execute any such
Form 3, 4 or 5 and any such Form 144,
complete and execute any
amendments thereto, and timely file
such form with the SEC[, including (i)
acting as an account administrator or
delegated administrator for the
undersigned's EDGAR Next account
and carrying out any action associated
with such administrator designation or
delegation as such attorney-in-fact
deems necessary or appropriate or (ii)
causing the Company to accept a
delegation of authority from any of the
undersigned's EDGAR Next account
administrators and pursuant to such
delegation authorize the Company's
EDGAR Next account administrators
to appoint, remove or replace
designated users for the undersigned's
EDGAR Next account as such
attorney-in-fact deems necessary or
appropriate, and any securities
exchange or similar authority;

(4)	seek or obtain, as the undersigned's
representative and on the
undersigned's behalf, information on
transactions in the Company'
securities from any third party,
including brokers, employee benefit
plan administrators and trustees, and
the undersigned hereby authorizes any
such person to release any such
information to each of the
undersigned's attorneys-in-fact
appointed by this Limited Power of
Attorney and approves and ratifies any
such release of information; and

(5)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted.

      The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with , or any liability for the failure to comply with, any provision of Section 16 of the Exchange Act or any provision of Rule 144 under the Securities Act.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be executed as of the date noted below.

/s/ Jeff Symes
Signature


Jeff Symes
Print Name

8/28/2025
Date of Signature